Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minera Andes Inc. (the “Corporation”), on Form 10-Q for the nine month period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William V. Schara, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

MINERA ANDES INC.

Date: November 20, 2006	By:	/s/ William V. Schara
William V. Schara
Chief Financial Officer